Exhibit 99.1

Local.com Corporate Presentation May 2011

Forward Looking Statements; Non-GAAP Financial Measures 2 Forward-Looking Statements: This document contains forward looking statements that involve risks and uncertainties concerning Local.com Corporation's expected financial performance, as well as Local.com's strategic and operational plans. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties include, among others, Yahoo!-Bing paying less RPC and revenues to us for our search results, our ability to adapt our business following the Yahoo!-Bing integration or to improve our RPCs and revenues following that integration, our ability to monetize the Local.com domain, including at a profit, our ability to retain a monetization partner for the Local.com domain and other web properties under our management that allows us to operate profitably, our ability to develop, market and operate our local-search technologies, our ability to market the Local.com domain as a destination for consumers seeking local-search results, our ability to grow our business by enhancing our local-search services, including through businesses we acquire, the future performance of our OCTANE360 business, the integration and future performance of our social buying business, our Krillion business and our Rovion business, as well as any other businesses we may acquire, our ability to successfully expand our Spreebird business into new markets, the possibility that the information and estimates used to predict anticipated revenues and expenses associated with the businesses we acquire are not accurate, difficulties executing integration strategies or achieving planned synergies, the possibility that integration costs and go-forward costs associated with the businesses we acquire will be higher than anticipated, our ability to successfully expand our sales channels for new and existing products and services, our ability to increase the number of businesses that purchase our advertising products, our ability to expand our advertiser and distribution networks, our ability to integrate and effectively utilize our acquisitions' technologies, our ability to develop our products and sales, marketing, finance and administrative functions and successfully integrate our expanded infrastructure, as well as our dependence on major advertisers, competitive factors and pricing pressures, changes in legal and regulatory requirements, and general economic conditions. Any forward-looking statements reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this paragraph. Unless otherwise stated, all site traffic and usage statistics are from third-party service providers engaged by the company. Our most recent Annual Report on Form 10-K/A, subsequent Quarterly Reports on Form 10- Q and Form 10-Q/A, recent Current Reports on Form 8-K and Form 8-K/A, and other Securities and Exchange Commission filings discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. The forward-looking statements in this release speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason. This document includes the non-GAAP financial measure of "Adjusted Net Income/Loss" which we define as net income/loss excluding: provision for income taxes; interest and other income (expense), net; depreciation; amortization; stock based compensation charges, warrant revaluation charges and non-recurring items. Adjusted Net Income/Loss, as defined above, is not a measurement under GAAP. Adjusted Net Income/Loss is reconciled to net loss and loss per share, which we believe are the most comparable GAAP measures, in the company's press release dated February 7, 2011, as furnished on the Company's Form 8-K filed with the Securities and Exchange Commission on February 7, 2011. Management believes that Adjusted Net Income/Loss provides useful information to investors about the company's performance because it eliminates the effects of period-to-period changes in income from interest on the company's cash and marketable securities, expense from the company's financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, warrant revaluation charges, and non- recurring charges which are not directly attributable to the underlying performance of the company's business operations. Management uses Adjusted Net Income/Loss in evaluating the overall performance of the company's business operations. A limitation of non-GAAP Adjusted Net Income/Loss is that it excludes items that often have a material effect on the company's net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using Adjusted Net Income/Loss in conjunction with GAAP net loss and loss per share measures. The company believes that Adjusted Net Income/Loss provides investors with an additional tool for evaluating the company's core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company. While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP (as noted above), it may provide greater insight into the company's financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income or earnings per share.

Corporate Profile

Our Mission:

To be the leading *local* online media company connecting businesses and consumers



- NASDAQ: LOCM is a diversified local media business
  - Focused on the $5BB of ad spend transitioning away from yellow pages print
  - Reach over 20MM MUVs each month
  - 'Top 10' search engine* plus syndication network of over 100,000 sites
  - Top 3 fastest-growing in local online advertising**; Deloitte 2010 Fast 500

- 2010 revenue ~$84MM, up 49% Y/Y; Adjusted Net Income ~$14MM
  - $20MM in cash with no debt
  - ~150 employees with HQ Irvine, CA

"Over the next five years...
39% ($5.1 billion) of the ad spending
on print yellow pages will
VANISH
as small businesses shift
marketing budgets online."

"Say Goodbye to Yellow Pages"
A Borrell Associates report published July 2008

Adjusted Net Income (Loss) = Net Income (loss) before interest, taxes, depreciation, amortization, stock-based compensation, warrant revaluation charges, and non-recurring items

* Nielsen MegaView Search, September 14, 2009; ** Borrell Associates, November 2009;

Local.com Corporate Presentation | May 2011 3

Experienced Team with Strategy Discipline



Heath Clarke
Chairman & CEO

20+ yrs exp
VP eCommerce LanguageForce
CEO/Founder AFP (Australia)



Mike Sawtell
COO

20+ yrs exp
Chairman & CEO, DigitalPost Interactive
Pres. & COO , Interchange Corp. (now Local.com Corp.)
COO & VP of Sales, Informative Research
Management, Northrop Grumman Corp. & General Dynamics



Ken Cragun
CFO

20+ yrs exp
CFO Modtech
SVP MIVA
CFO ImproveNet
CFO NetCharge.com
CPA; Big 4 Exp.



Michael Plonski
CTO

15+ yrs exp
SVP/CIO & COO Digital Martha Stewart Living Omnimedia
VP, CTO Tribune Information Systems, Tribune Interactive



Malcolm Lewis
SVP, GM Social Buying

15+ yrs exp
Founder, Fablistic
SVP/GM, Local.com
Sr. Management, Oracle Corporation



Richard Szatkowski
SVP, GM Network

15+ yrs exp
SVP, Autobytel
Senior Mgr., Miva



Rajan Mohan
SVP, GM O&O

13+ yrs exp
Director, AOL Europe
Principal Consultant,
Hughes Network Systems

Local.com Corporate Presentation | May 2011
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Focused on Building the Value Creators 5 Advertisers Technology Traffic 17 Million Local Business Listings Local Ad Exchange & Feed Management Regional Media Flagship Site Ad Feeds Direct Customers 3rd Party Domains Owned Domains Custom Content Development Geo-Cat Website Creation & Hosting Social/Group Buying Display/Rich Media Real-time Product Inventory

Core Businesses

local.com

Owned & Operated	Network	Sales & Advertiser Services
~50% of revenue 'Our traffic' Flagship 'Local.com' 20,000+ sites About 15MM MUVs	~30% of revenue 'Partner traffic' 80,000+ sites About 5MM MUVs	~20% of revenue Ad feeds 35k+ direct advertisers





Network: azcentral.com, RAYCOM Media, Gatehouse Media, MORRIS, GRAY Television, Inc.; OVERSEE.NET, DarkBlueSea NAVIGATING THE INTERNET

Sales & Advertiser Services: YAHOO!, CITYGRID MEDIA, superpages.com, ReachLocal; Exact Match, LOCAL PREMIUM

Technology

Proprietary Organic Search Results	Local Ad Exchange & Feed Management
7 patents issued, 11 pending in local/mobile/Octane/Krillion Lucene core Multiple databases with millions of SMB listings to validate business information We crawl the web and use our proprietary Keyword DNA™ + web indexing algorithms to generate all our search results	Ingest real-time ad and data feeds from multiple partners Syndicates those feeds to over 100,000 sites Provisions O&O and Network ad inventory for internal sales force, private label, agency and channel partners

Local.com Corporate Presentation | May 2011

6

O&O: Flagship Local.com + 20k Geo/Category Sites 7 Transitioning into a 'local lifestyle' destination Crisper user experience New design & navigation Enhanced business info About 15MM MUVs Local Coupons Combines local merchants, online coupons, weekly circulars, grocery & national Connect to loyalty cards Improved Events Topics Over 1,200 articles & growing Local Activities Things to do with your family Over 20,000 Hyperlocal Sites Geography/category sites

Target Market Over half of our traffic is the 'Soccer Mom' demographic Aged between 25-45 with one child or more at home Controls significant portion of the household purse strings Typically spends 80% of that money within 20 miles of home 89% of in-store purchasers in key categories have conducted online research** 82% of people visiting local search sites follow-up with offline action (store visit/call)* Soccer mom + local + commercial = ad sponsors Local.com site monetization ~$100+ RPM 8 Search Term Click Bids* Premium Restaurant $0.22 577% San Francisco Restaurant $1.27 577% Credit Union $0.45 116% Seattle Credit Union $0.52 116% Plumber $2.60 275% Plumber Los Angeles $7.14 275% Moving Company $2.35 252% Denver Moving Company $5.93 252% Divorce Attorney $2.03 186% Divorce Attorney Las Vegas $3.77 186% Auto Repair $1.97 157% Dallas Auto Repair $3.09 157% Wedding Florist $0.51 278% Orlando Wedding Florist $1.42 278% Hotel $0.99 138% New York City Hotel $1.37 138% * Bids as of January 6, 2011 ** TMP/Yahoo-comScore study - 2007 Advertisers often pay more for local keywords...

Network: Two Segments 9 We distribute our search results and content to other sites and monetize their local search queries with our ads We share in revenue generated from those ads with the sites All traffic is organic and reaches about 6 million consumers each month 1,000+ regional media sites/100+ partners We develop SEO traffic via our private label solution We monetize this traffic with ads and pay them a revenue share Regional Media 3rd Party Domains 80,000+ 3rd party sites under management We develop SEO traffic via our proprietary website development and content platform We monetize this traffic with ads and pay partners a revenue share Local Ad Exchange & Feed Management

: Investing for Future Growth 10 SEO/Hosting & Content Development Social/Group Buying Display/ Rich Media Four acquisitions in past twelve months 'Startups' that require some near-term investment in order to drive future organic growth Significantly broaden product and technology portfolio in order to diversify traffic and revenue concentrations Launched May 2011 A fully featured group-buying distribution platform Personalization engine driving enhanced user experience API, RSS, widget syndication for our regional media network and planned partners Acquired May 2011 Rich media ad management and serving platform Automated creation, production, management and serving of ads Rovion 'in-person' video unit Green screen studios & network Acquired July 2010 Highly scalable geo- category domain acquisition Automated website hosting & management features Content marketplace for the procurement, creation, payment and management of custom local content Real-time Product Inventory Acquired May 2011 Pulls real-time product inventory directly from manufacturers In-store, 'pick up now' pricing Product-based search results

Spreebird: Pay-per-customer 11 Revenue and traffic diversification Revenue diversification away from existing partners Traffic diversification away from search ecosystem Launched May 2011 Differentiated by a personalization engine (more to come!) An exciting new local performance advertising product SMBs only pay when we drive a customer to their register Closes the online-offline advertising gap: "Did my online ad drive traffic to my store?" We enter the market with significant assets 100 regional media partners presently utilizing our platform 100,000 sites to distribute content across 20MM MUVs across those sites Allows us to deploy a direct sales force Develop relationship with local merchants via feet on the street for initial sale We then farm the advertiser relationship, selling ad bundles

OCTANE360: SEO/web hosting 12 Website Solutions Product Online marketing product for generating new business leads. Value proposition: new customers, 6-8 leads per month Guarantee: 60-Day Ranking (on one of the engines) or it's free Prices from $135-$179 per month Site Attributes Complete business information Business description Detailed business products/services Trackable phone number Also Google Places setup/optimization Bing Business portal setup/optimization Yahoo Local setup/optimization Submission to local directories & regional media sites

13 Rovion: Display RAMP Creates and serves rich media advertising One of 6 rich media providers certified on Yahoo, AOL, & others Sells through agencies, local media companies and directly to major brands Provides access to major distribution partners SMB Banner Small business rich media ad units Geo-category targeted for distribution across Local.com ecosystem

local.com

Krillion: Rich, Highly Relevant Shopping Content

- "Data as a service" provider that aggregates, normalizes enriches and distributes real-time local shopping content
- Product normalization across multiple retailers, is key differentiators versus Milo, WishPond, etc.
- Multiple revenue streams from
  - Product locators for manufacturers (e.g. Toshiba, Electrolux),
  - Lead generation for retailers (e.g. Best Buy, Sears), and
  - Product shopping "deal" distribution partners (e.g. Consumer Reports, Topix)
  - Embedding local product data into Rich Media campaigns (with Rovion)
  - Data syndication to mobile shopping apps (e.g. ShopSavvy)


Publish On O&O and Partner Destinations
Engage Via Mobile Web & Apps
Embed in Rich Media Display Ads
EW.com

Local.com Corporate Presentation | May 2011
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Financial Section 15

Revenue & Adjusted EPS 16 Adjusted Net Income (Loss) = Net income (loss) before interest, taxes, depreciation, amortization, stock-based compensation, warrant revaluation charges, and non-recurring Items Adjusted Net Income/share Revenues $mil

P&L Trend 17 Adjusted Net Income (Loss) = Net income (loss) before interest, taxes, depreciation, amortization, stock-based compensation, warrant revaluation charges, and non-recurring Items Actual Actual Actual Actual Actual Description 2006 2007 2008 2009 2010 Revenue 14,213 $ 21,525 $ 38,257 $ 56,282 $ 84,137 $ Sequential revenue growth 51% 78% 47% 49% Total operating expenses 27,786 32,696 47,130 59,383 80,425 Operating income (loss) (13,573) (11,171) (8,873) (3,101) 3,712 Interest and other income (expense) 288 (7,030) 312 (27) (275) Change in fair value of warrant laibility (2,981) 887 Income (loss) before income taxes (13,285) (18,201) (8,561) (6,109) 4,324 Provision for income taxes 1 1 1 158 102 Net income (loss) (13,286) $ (18,202) $ (8,562) $ (6,267) $ 4,222 $ Adjusted Net income (loss) (8,882) $ (7,217) $ (4,658) $ 3,041 $ 13,775 $ Weighted average shares 9,250 11,500 14,313 14,388 16,788 Net income (loss) per share (1.44) $ (1.58) $ (0.60) $ (0.44) $ 0.25 $ Adjusted Net income (loss) per share (0.96) $ (0.63) $ (0.33) $ 0.21 $ 0.82 $

Q1 2011 Balance Sheet & Capitalization 18 Key Balance Sheet Items (in thousands) Capitalization (in thousands) Mar 31, 2011 Cash $20,213 Accounts Receivable 13,094 Total Assets 68,595 Total Debt - Total Liabilities 11,423 Shareholders Equity $57,172 Mar 31, 2011 Common stock 21,224 Options 1 4,104 Warrants 1 1,478 Fully Diluted 26,806 Options and warrants represent approximately $31MM in cash Additional Data: In June 2010 the Company closed on a $30 million credit facility. As of 3/31/2010, $0 million outstanding under the line of credit. Total authorized shares 65,000,000 common and 10,000,000 preferred In January 2011 the Company completed a public offering of 4.6 million shares at a price of $4.25 per share. Net proceeds of $18.2 million.

Key Investment Considerations 19 Rapidly growing company in a rapidly growing market Beneficiary of secular trend towards online ad spend by SMBs Proprietary technology platform and differentiated product suite Attractive Position in Growing Market Growing revenue streams with strong growth potential High margin products that improve operating leverage over time Experienced executive team focused on execution with strategy discipline Strong Operating Model with Experienced Leadership Team

20 Thank You Heath Clarke Chairman & Chief Executive Officer hclarke@local.com Ken Cragun Chief Financial Officer kcragun@local.com 949.784.0800 http://corporate.local.com

Reconciliation: Adjusted Net Income to GAAP Net Income 21